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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               LAUNCH MEDIA, INC.
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                                 94-4463753
      (State of Incorporation)              (I.R.S. Employer Identification No.)


       2700 PENNSYLVANIA AVENUE
       SANTA MONICA, CALIFORNIA                           90404
(Address of Principal Executive Offices)                (Zip Code)

        If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-72433 (if applicable).

              SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of Each Class                     Name Of Each Exchange On Which
     To Be So Registered                     Each Class Is To Be Registered

       Not Applicable                                Not Applicable



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)



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Item 1. Description of Registrant's Securities to be Registered

               The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2, as amended (Commission File No. 333-72433), filed with the Securities and Exchange Commission (the "Form SB-2 Registration Statement"), is hereby incorporated by reference.


Item 2. Exhibits

               The following exhibits are filed as part of this Registration
Statement:

               1. Second Amended and Restated Certificate of Incorporation of the Registrant, as amended to date, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration Statement.

               2.   Bylaws of the Registrant, incorporated by reference to
                    Exhibit 3.2 of the Registrant's Form SB-2 Registration Statement.

               3. Second Amended and Restated Investor Rights Agreement dated February 27, 1998, as amended to date, incorporated by reference to Exhibit 4.1 of the Registrant's Form SB-2 Registration Statement.

               4. Second Amended and Restated Co-Sale Agreement dated February 27, 1998, as amended to date, incorporated by reference to
                    Exhibit 4.2 of the Registrant's Form SB-2 Registration Statement.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      LAUNCH MEDIA, INC.

Date:  April 6, 1999


                                      By: /s/ JEFFREY MICKEAL
                                         ---------------------------------------
                                          Jeffrey Mickeal
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                                              SEQUENTIALLY
NUMBER                                 EXHIBIT                                       NUMBERED PAGE
------                                 -------                                       -------------

1 Second Amended and Restated Certificate of Incorporation of the Registrant, as amended to date, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration
                  Statement.

2                 Bylaws of the Registrant incorporated by reference to Exhibit
                  3.2 of the Registrant's Form SB-2 Registration Statement.

3                 Second Amended and Restated Investor Rights Agreement dated
                  February 27, 1998, as amended to date, incorporated by reference to Exhibit 4.1 of the Registrant's Form SB-2
                  Registration Statement.

4                 Second Amended and Restated Co-Sale Agreement dated February
                  27, 1998, as amended to date, incorporated by reference to
                  Exhibit 4.2 of the Registrant's Form SB-2 Registration
                  Statement.


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